UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2018

EQUINIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lagoon Drive, Redwood City, California		94065
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 598-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Equinix, Inc. (“Equinix”) was held on June 7, 2018 (the “Annual Meeting”) for the purpose of considering and voting on:

•	Election of eight directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

•	Approval by a non-binding advisory vote of the compensation of Equinix’s named executive officers;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	A stockholder proposal related to proxy access.

At the close of business on April 13, 2018, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 79,457,772 shares of Equinix’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 71,826,133 shares of Equinix’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the nominated directors were elected, the non-binding advisory vote of the compensation of Equinix’s named executive officers was approved, PricewaterhouseCoopers LLP was ratified as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and the stockholder proposal related to proxy access was not approved.
The vote with respect to the election of the directors was as follows:

	For	Withheld	Broker Non-Votes

Thomas Bartlett	68,206,057	466,333	3,153,743
Nanci Caldwell	65,234,084	3,438,306	3,153,743
Gary Hromadko	65,181,462	3,490,928	3,153,743
Scott Kriens	63,300,051	5,372,339	3,153,743
William Luby	67,435,622	1,236,768	3,153,743
Irving Lyons, III	67,335,186	1,337,204	3,153,743
Christopher Paisley	67,123,312	1,549,078	3,153,743
Peter Van Camp	67,069,559	1,602,831	3,153,743

With respect to the proposal to approve by a non-binding advisory vote the compensation of Equinix’s named executive officers, there were 65,830,671 votes “For,” 2,794,735 votes “Against,” 46,984 abstentions and 3,153,743 Broker Non Votes.
With respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2018, there were 70,599,822 votes “For,” 1,207,593 votes “Against” and 18,718 abstentions.
With respect to the stockholder proposal related to proxy access, there were 20,443,027 votes “For,” 48,100,516 votes “Against,” 128,847 abstentions and 3,153,743 Broker Non Votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.
DATE: June 12, 2018	By:	/s/ Keith Taylor
Keith Taylor
Chief Financial Officer